    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2002

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                               LOEWS CORPORATION
             (Exact name of registrant as specified in its charter)
                             ---------------------

              DELAWARE                                                                 13-2646102
  (State or other jurisdiction of                                                   (I.R.S. Employer
   incorporation or organization)                                                Identification Number)

                               667 MADISON AVENUE
                         NEW YORK, NEW YORK 10021-8087
                                 (212) 521-2000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------

                               BARRY HIRSCH, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               667 MADISON AVENUE
                         NEW YORK, NEW YORK 10021-8087
                                 (212) 521-2000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO:

                ELLIOTT V. STEIN, ESQ.                                MARC S. ROSENBERG, ESQ.
            WACHTELL, LIPTON, ROSEN & KATZ                            CRAVATH, SWAINE & MOORE
                 51 WEST 52ND STREET                                      WORLDWIDE PLAZA
               NEW YORK, NEW YORK 10019                                  825 EIGHTH AVENUE
                    (212) 403-1000                                 NEW YORK, NEW YORK 10019-7472
                                                                           (212) 474-1000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-73138

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                   TITLE OF EACH CLASS OF                      PROPOSED MAXIMUM AGGREGATE
                SECURITIES TO BE REGISTERED                         OFFERING PRICE(1)         AMOUNT OF REGISTRATION FEE(2)
----------------------------------------------------------------------------------------------------------------------------
Carolina Group stock, par value $.01 per share..............          $119,945,000                       $11,035
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(o) solely for purposes of calculating the registration fee.
(2) 35,966,250 shares were registered under registration statement no. 333-73138. A filing fee of $243,437 was previously paid with such earlier registration statement.
                             ---------------------

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-73138) filed by Loews Corporation with the Securities and Exchange Commission on November 9, 2001, as amended, which was declared effective by the Commission on January 31, 2002, including the exhibits thereto, are incorporated herein by reference.

              EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM S-3

  5.1 Opinion of Wachtell, Lipton, Rosen & Katz, as to the legality of the securities being registered.
 23.1 Consent of Wachtell, Lipton, Rosen & Katz (included in opinion of counsel filed as Exhibit 5.1).
 23.2   Consent of Deloitte & Touche LLP.
 24.1*  Power of Attorney.

-------------------------

* Incorporated by reference to Exhibit 24.1 to Registration Statement on Form S-3 (File number 333-73138).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on February 1, 2002.

                                          LOEWS CORPORATION

                                          By:      /s/ PETER W. KEEGAN
                                            ------------------------------------
                                                      Peter W. Keegan
                                                 Senior Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 1, 2002.

                      SIGNATURE                                           TITLE
                      ---------                                           -----



                          *                            Director, President, Chief Executive
-----------------------------------------------------    Officer, Member of the Office of the
                   James S. Tisch                        President (Principal Executive Officer)




                          *                            Senior Vice President and Chief Financial
-----------------------------------------------------    Officer (Principal Financial Officer and
                   Peter W. Keegan                       Principal Accounting Officer)




                          *                            Controller
-----------------------------------------------------
                     Guy A. Kwan




                          *                            Director
-----------------------------------------------------
                    John Brademas




                          *                            Director
-----------------------------------------------------
                  Paul J. Fribourg




                          *                            Director
-----------------------------------------------------
                   Bernard Myerson




                          *                            Director
-----------------------------------------------------
                   Edward J. Noha




                          *                            Director
-----------------------------------------------------
                  Michael F. Price




                          *                            Director
-----------------------------------------------------
                   Gloria R. Scott




                          *                            Director, Chairman of the Executive
-----------------------------------------------------    Committee, Member of the Office of the
                   Andrew H. Tisch                       President

                      SIGNATURE                                           TITLE
                      ---------                                           -----




                          *                            Director, Member of the Office of the
-----------------------------------------------------    President
                  Jonathan M. Tisch




                          *                            Director, Co-Chairman of the Board
-----------------------------------------------------
                  Laurence A. Tisch




                          *                            Director, Co-Chairman of the Board
-----------------------------------------------------
                  Preston R. Tisch




                          *                            Director
-----------------------------------------------------
                     Fred Wilpon




               *By: /s/ GARY W. GARSON
  ------------------------------------------------
                   Gary W. Garson
                   Vice President
               and Assistant Secretary

                                 EXHIBIT INDEX

  5.1 Opinion of Wachtell, Lipton, Rosen & Katz, as to the legality of the securities being registered.
 23.1 Consent of Wachtell, Lipton, Rosen & Katz (included in opinion of counsel filed as Exhibit 5.1).
 23.2   Consent of Deloitte & Touche LLP.
 24.1*  Power of Attorney.

-------------------------

* Incorporated by reference to Exhibit 24.1 to Registration Statement on Form S-3 (File number 333-73138).